SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 CROSSPOINT PARKWAY, GETZVILLE, NEW YORK	14068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging Growth Company

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 24, 2017, the Board of Directors (the “Board”) of Columbus McKinnon Corporation (the “Company”) appointed Kathryn V Roedel to its Board.

Ms. Roedel, 57 years old, was most recently Executive Vice President at Select Comfort Corporation (NASDAQ: SCSS), a vertically integrated retailer and manufacturer of the Sleep Number Bed in the U.S., where she served since 2005 in a variety of leadership positions. Prior to her tenure at Select Comfort, Ms. Roedel held VP and General Management positions with General Electric spanning 22 years.

Ms. Roedel is a Director for Generac Power Systems (NYSE: GNRC), where she is a member of the Nominating and Governance Committee. She is also a member of the Board of Directors for The Jones Family of Companies, a private, family-owned manufacturer serving the mattress and packaging industries.

Ms. Roedel will stand for election at the Company’s annual shareholder meeting on July 23, 2018. She will serve on the Audit Committee and the Compensation and Succession Committee.

The Board has determined that Ms. Roedel satisfies the definition of “independent director” and the requirements for service on the Board’s Audit Committee under the NASDAQ listing standards. The Audit Committee consists solely of independent directors.

Ms. Roedel will participate in the Company’s standard outside director compensation program. Pursuant to this program, each member of the Board, who is not an employee of the Company, receives an annual retainer of $125,000, payable $65,000 in cash and the remainder in stock. In addition to the annual retainer, directors who are not employees of the Company receive 1,500 restricted stock units annually which vest over 3 years. The Chairman and Committee Chairs receive additional fees, which are not applicable to Ms. Roedel. Also, the directors receive reimbursement for the expenses they incur in attending all board and committee meetings.

On October 24, 2017, the Company issued a press release announcing the appointment of Ms. Roedel to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President and Chief
Financial Officer (Principal Financial Officer)

Dated:  October 24, 2017

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 24, 2017